EXHIBIT 10.22
SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
This Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement (this “Amendment”) dated as of December 16, 2025, is by and among NOBLE FINANCE II LLC, a Delaware limited liability company (the “Company”), NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability and a wholly-owned indirect Subsidiary of the Company (“NIFCO”), as a Designated Borrower, NOBLE DRILLING A/S, a company incorporated under the laws of Denmark having its registered office at Lyngby Hovedgade 85, DK-2800 Kgs. Lyngby, Denmark with CVR no. 32673821 and a wholly-owned indirect Subsidiary of the Company (“Noble Drilling A/S”), as a Designated Borrower, each of the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders.
RECITALS:
WHEREAS, the Company, NIFCO, Noble Drilling A/S, the Administrative Agent and the Lenders and other parties from time to time party thereto have entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 18, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 24, 2024, and as further amended hereby, the “Credit Agreement”).
WHEREAS, it is proposed that the Credit Parties will dispose of all or any of the Specified 2025 Asset Sale Assets (as defined below) in consideration for all or a combination of (a) cash and (b) a promissory note secured by all or a portion of the Specified 2025 Asset Sale Assets.
WHEREAS, in connection with the sale of the Specified 2025 Asset Sale Assets, the Borrowers have requested, and the Lenders party hereto (which constitute the Required Lenders) have agreed, to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, to induce the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

EXHIBIT 10.22
Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the introductory paragraph and recitals hereto, has the meaning assigned to such term in the Credit Agreement.
Section 2.Section 2. Amendment to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:
“Second Amendment” means the Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Company, NIFCO and Noble Drilling, as Designated Borrowers, the Lenders party thereto, and the Administrative Agent.
“Second Amendment Effective Date” means December 16, 2025.
“Specified 2025 Asset Sale Assets” means all or any of (a) the Specified 2025 Asset Sale Rigs, (b) all agreements related to the maintenance, repair, storage, stacking, equipage, furnishing or fueling of the Specified 2025 Asset Sale Rigs, (c) all agreements related to the chartering or use of the Specified 2025 Asset Sale Rigs, including without limitation (i) the agreement dated effective 3 March 2022 between Noble Drilling Doha LLC and Qatargas Operating Company Limited relating to the Noble Mick O’Brien, as it may be amended or otherwise modified from time to time, and (ii) the agreement dated effective 17 October 2025 entered into between Noble Drilling Netherlands B.V. and ENI Energy Netherlands B.V. relating to the Noble Resolute, as it may be amended or otherwise modified from time to time, (d) all movable plant, machinery, equipment, desk top computers, software, spare parts, tooling, vehicles and furniture used or intended for use directly and primarily in the ownership and operation of the Specified 2025 Asset Sale Rigs, (e) all machinery, equipment, spare parts, inventory and consumable supplies, whether on board a Specified 2025 Asset Sale Rig, onshore or on order, relating primarily or exclusively to any one or more of the Specified 2025 Asset Sale Rigs, (f) all spare parts related to the Specified 2025 Asset Sale Rigs and (g) all books and records relating to any of the foregoing.
“Specified 2025 Asset Sale Non-Cash Consideration” means any non-cash consideration received in consideration for the sale of any Specified 2025 Asset Sale Assets, including without limitation any promissory note and any Lien on any of the Specified 2025 Asset Sale Assets to secure the same.
“Specified 2025 Asset Sale Rigs” means, individually or collectively, (i) the jackup drilling rig known as Noble Mick O’Brien, (ii) the jackup drilling rig known as Noble Regina Allen, (iii) the jackup drilling rig known as Noble Resilient, (iv) the jackup drilling rig known as Noble Resolute, and (v) the jackup drilling rig known as Noble Tom Prosser.
(b)The definition of “Asset Sale” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q) thereof, (ii) replacing “.” at the

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end of clause (r) of such definition with “; and” and (iii) adding the following new clause (s) to such definition:
(a)any sale or transfer of ownership of any Specified 2025 Asset Sale Assets, provided that, (i) immediately after giving pro forma effect to such sale or transfer, the Collateral Coverage Ratio shall be equal to or greater than 2.00 to 1.00 and (ii) as of the date on which the definitive agreement for such sale or transfer is entered into, no Default or Event of Default shall have occurred and be continuing or would result therefrom.
(c)The definition of “Excluded Property” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m) thereof, (ii) replacing “.” at the end of clause (n) of such definition with “; and” and (iii) adding the following new clause (o) to such definition:
(a)the Specified 2025 Asset Sale Non-Cash Consideration.
(d)The definition of “Permitted Investment” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) replacing “.” at the end of clause (q) of such definition with “; and” and (iii) adding the following new clause (r) to such definition:
(a)to the extent constituting an Investment, any Specified 2025 Asset Sale Non-Cash Consideration.
Section 3.Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (such date, the “Second Amendment Effective Date”):
(a)The Administrative Agent shall have executed this Amendment and shall have received duly executed counterparts of this Amendment from the Borrowers and the Required Lenders;
(b)The Borrowers shall have paid all fees, costs and expenses then due and owing to the Administrative Agent, including, to the extent invoiced two (2) Business Days prior to the Second Amendment Effective Date, all reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP;
(c)Each representation and warranty of the Company and its Restricted Subsidiaries set forth in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (unless qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects), except as a result of the transactions expressly permitted under the Credit Agreement or such other Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in

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which case such representation shall be true and correct in all respects) as of such earlier date; and
(d)No Default or Event of Default shall have occurred and be continuing immediately before or immediately after the Second Amendment Effective Date.
The Administrative Agent shall promptly notify the Company and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
(b)THE PROVISIONS OF SECTION 11.15(b) AND SECTION 11.5(c) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AS IF EACH HAD BEEN FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.
Section 5.Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender that (a) as of the Second Amendment Effective Date, each representation and warranty of the Company and its Restricted Subsidiaries set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Second Amendment Effective Date (unless qualified by materiality or Material Adverse Effect, in which case such representation or warranty is true and correct in all respects), except as a result of the transactions expressly permitted under the Credit Agreement or such other Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representation shall be true and correct in all respects) as of such earlier date and (b) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after the Second Amendment Effective Date.
Section 6.Miscellaneous.
(a)On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment as such provisions of this Amendment are in effect on and after such date.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or

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modification of the Credit Agreement or any other Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(c)This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
(d)Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
(e)Each of the Company, NIFCO and Noble Drilling A/S hereby (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.
(f)This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
(g)Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(h)THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

EXHIBIT 10.22
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.
NOBLE FINANCE II LLC, a Delaware limited liability company, as the Company and a Borrower
By: _/s/ Craig Muirhead__________________
Name:     Craig Muirhead
Title:    Vice President and Treasurer
NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability, as a Designated Borrower
By: _/s/ Ryan Pull_______________________
Name:    Ryan Pull
Title:    President, Secretary and Director
NOBLE DRILLING A/S, a company incorporated under the laws of Denmark, as a Designated Borrower
By: _/s/ Claus Bachmann__________________
Name:    Claus Bachmann
Title:    Chairman
Second Amendment to Amended And Restated Senior Secured Revolving Credit Agreement

EXHIBIT 10.22
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: _/s/ Maria Gabriela Coloma____________
Name:    Maria Gabriela Coloma
Title:    Vice President
Second Amendment to Amended And Restated Senior Secured Revolving Credit Agreement

LENDERS:
BARCLAYS BANK PLC,
as a Lender
By: _/s/ Sydney G. Dennis___________
Name:    Sydney G. Dennis
Title:    Director

DNB Capital LLC,
as a Lender
By: _/s/ Sybille Andaur______________
Name:    Sybille Andaur
Title:    Senior Vice President

By: _/s/ Jessika Kai-Tseng Larsson_____
Name:    Jessika Kai-Tseng Larsson
Title:    FVP

HSBC Bank USA, N.A.,
as a Lender
By: _/s/ Balaji Rajgopal______________
Name:    Balaji Rajgopal
Title:    Managing Director

WELLS FARGO BANK, N.A.,
as a Lender
By: _/s/ Kevin Pang_________________
Name:    Kevin Pang
Title:    Vice President

Second Amendment to Amended And Restated Senior Secured Revolving Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender
By: _/s/ Karina Rodriguez _____________
Name:    Karina Rodriguez
Title:    Vice President

SPAREBANK 1 SØR-NORGE ASA ,
as a Lender
By: _/s/ Johan Erland________________
Name:    Johan Erland
Title:    Head of Maritime Industries
Second Amendment to Amended And Restated Senior Secured Revolving Credit Agreement